Goodwill and intangible assets	12 Months Ended
Dec. 31, 2017
Intangible Assets And Goodwill [Abstract]
Goodwill and intangible assets

9. Goodwill and intangible assets

A. Reconciliation of carrying amount

At December 31, 2017

			Intellectual
	Goodwill	Contracts	property	Patents	Total

Cost
Beginning of year	$118,664	$117,533	$118,819	$11,737	$366,753
Effect of movements in exchange rates	(7,265)	(7,721)	-	(771)	(15,757)

End of year	111,399	109,812	118,819	10,966	350,996

Accumulated amortization
Beginning of year	-	110,284	49,589	3,570	163,443
Amortization charge	-	2,002	4,091	630	6,723
Impairment charge	111,399	-	-	7,150	118,549
Effect of movements in exchange rates	-	(7,347)	-	(384)	(7,731)

End of year	111,399	104,939	53,680	10,966	280,984

Net book value at December 31, 2017	$-	$4,873	$65,139	$-	$70,012

At December 31, 2016

			Intellectual
	Goodwill	Contracts	property	Patents	Total

Cost
Beginning of year	$122,314	$121,148	$118,819	$12,098	$374,379
Effect of movements in exchange rates	(3,650)	(3,615)	-	(361)	(7,626)

End of year	118,664	117,533	118,819	11,737	366,753

Accumulated amortization
Beginning of year	-	108,809	45,430	3,010	157,249
Amortization charge	-	4,613	4,159	642	9,414
Effect of movements in exchange rates	-	(3,138)	-	(82)	(3,220)

End of year	-	110,284	49,589	3,570	163,443

Net book value at December 31, 2016	$118,664	$7,249	$69,230	$8,167	$203,310

B. Amortization

The intangible asset values relate to intellectual property acquired with Cameco Fuel Manufacturing Inc. (CFM) and purchase and sales contracts acquired with NUKEM. The CFM intellectual property is being amortized on a unit-of-production basis over its remaining life. Amortization is allocated to the cost of inventory and is recognized in cost of products and services sold as inventory is sold. The NUKEM purchase and sales contracts will be amortized to earnings over the remaining terms of the underlying contracts, which extend to 2022. Amortization of the purchase contracts is allocated to the cost of inventory and is included in cost of products and services sold as inventory is sold. Sales contracts are amortized to revenue. Approximately $998,000 of pre-tax earnings (in USD) relating to the amortization of the fair value allocated to the NUKEM contracts will be amortized in 2018 with the remaining balance being recognized fairly evenly each year through 2022.

Patents acquired with UFP Investments LLC (UFP) were being amortized to cost of products and services sold on a straight-line basis over their remaining life which expires in July 2029. In the fourth quarter of 2017, Cameco recorded an impairment charge of $7,150,000 on these assets due to continuing weakness in the uranium market and limited budget allocated to this project.

C. Impairment test

For the purpose of impairment testing, goodwill is attributable to NUKEM, which is considered to be a CGU.

In the third quarter of 2017, Cameco restructured its global marketing organization in response to the changing business environment. The restructuring significantly impacts the marketing activities historically performed by NUKEM. In accordance with the provisions of IAS 36, Impairment of Assets, Cameco considered this to be an indicator that the assets of the CGU could potentially be impaired and accordingly, we were required to estimate the recoverable amount of these assets.

The recoverable amount of NUKEM was estimated based on a fair value less costs to sell calculation and was concluded to be equal to the carrying value of its inventory and existing contracts. A change in the previous assumption, that there would be cash flows generated beyond a five-year period, resulted in the elimination of the terminal value. Accordingly, an impairment charge of $111,399,000 ($88,377,000 (US)) was recorded, representing the full carrying value of NUKEM goodwill.